UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Managed Distribution Policy (unaudited)

The Board of Directors of The India Fund, Inc. (the "Fund") has authorized a managed distribution policy ("MDP") of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund's MDP exemptive order. The Fund's Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, December 31, 2020. Under Section 19 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced January 1, 2020 through the distribution paid on June 30, 2020 consisted of 67% net realized gains and 33% return of capital.

In January 2021, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2020 calendar year.

The India Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The India Fund, Inc. (the "Fund") for the six-month period ended June 30, 2020. The Fund's investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

Change in Primary Benchmark

 At a meeting held on February 19, 2020, the Fund's Board of Directors (the "Board") approved a change in the Fund's primary benchmark from the Morgan Stanley Capital International ("MSCI") India Index (Gross Dividends) to the MSCI India Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Total Investment Return

For the six-month period ended June 30, 2020, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price, respectively, of the Fund compared to the Fund's benchmark are as follows:

6-Month
NAV*	-15.8%
Market Price*	-17.7%
MSCI India (Net)[1]	-16.9%
MSCI India (Gross)	-17.0%

*  assuming the reinvestment of dividends and distributions

The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Manager on page 4.

NAV, Market Price and Discount

The below table presents a comparison from current six month period end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
6/30/2020	$17.78	$15.48	12.9%
12/31/2019	$22.60	$20.13	10.9%

Throughout the six-month period ended June 30, 2020, the Fund's NAV was within a range of $13.50 to $23.31 and the Fund's market price traded within a range $11.68 to $20.86. Throughout the six-month period ended June 30, 2020, the Fund's shares traded within a range of discount of 8.4% to 14.7%.

COVID-19

The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the United States have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

1	The MSCI India Index (Net Dividends) is designed to measure the performance of the large and mid-cap segments of the Indian market. With 84 constituents, the index covers approximately 85% of the Indian equity universe. Effective February 28, 2020 the MSCI India Index (Net Dividends) replaced the MSCI India Index (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as the returns of the MSCI India Index (Net Dividends) are calculated net of withholding taxes, to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenifn.com.

The India Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. In February 2020, the Board determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2020. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

The Fund is covered under exemptive relief received by the Fund's investment manager from the U.S. Securities and Exchange Commission (SEC) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

Indian Budget Changes

On February 1, 2020, the Union Budget of India for 2020-2021 was announced in which effective April 1, 2020, dividends are now taxed in the hands of the shareholder, which means a 20% tax (plus surcharge and tax) will be withheld on dividend payments (potentially reduced by treaty if applicable). Previously, Indian companies paid the tax rate prior to the distribution of dividends to shareholders.

Open Market Repurchase Program

The Board has authorized Fund management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. During the six-month period ended June 30, 2020, the Fund did not repurchase any shares. During the fiscal year ended December 31, 2019, the Fund repurchased 23,272 shares at a weighted average discount to NAV of 10.6%. The Fund reports repurchase activity on the Fund's website on a monthly basis.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC's website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC's website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

Investor Relations Information

As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen Standard's email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at

2	The India Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/email-services.

Contact Us:

•  Visit: https://www.aberdeenstandard.com/en-us/cefinvestorcenter;

•  Email: Investor.Relations@aberdeenstandard.com; or

•  Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

The India Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market review

Indian equities, as measured by the Morgan Stanley Capital International (MSCI) India Index (Net Dividends), returned -16.9% for the six-month period ended June 30, 2020. After rallying in 2019, the market initially faltered in early 2020 amid an economic slowdown and what investors generally viewed as a disappointing Union Budget presented by the Indian Finance Minister in February 2020. The Budget's lack of support for financially stressed non-banking finance companies (NBFCs) meant that real estate, construction and consumption demand industries encountered difficulty obtaining credit. The Budget also removed incentives for investment-linked products, which hurt insurers. The COVID-19 pandemic subsequently shocked financial markets globally, including that of India. The Indian government's strict nationwide lockdown to limit infection rates disrupted the migrant labor supply and caused hardship to many households. Anticipating a further economic slowdown, the Reserve Bank of India and international agencies lowered their economic growth forecasts for the country.

Aggressive monetary policy easing worldwide helped the Indian market to recover some of its losses in the second quarter of 2020. The resumption of business activity in India alongside domestic pandemic relief further lifted investor sentiment. Policy responses focused on liquidity for financially stressed NBFCs and micro-, small- and medium-sized enterprises. The stimulus also spurred the recovery in rural spending, but fiscal constraints limited aid for businesses that bore the brunt of the negative effects of the lockdowns. Meanwhile, slumping oil prices provided some relief for companies with oil-linked inputs, such as paint- and cement-makers.

In India's financial sector, credit risks were heightened as the government urged banks to assist struggling businesses. The Indian government's seizure of Yes Bank in March 2020 rekindled uncertainty caused by large-scale defaults of NBFCs over the past two years. Among real estate companies, social-distancing regulations and fears of layoffs muted property sales. Additionally, disruptions to labor supply and materials imports delayed construction work on real estate projects. This hurt liquidity, which further deteriorated after global investors exited the Indian corporate bond market.

Conversely, shares of pharmaceutical companies rallied over the reporting period as investors viewed the companies as "safe-havens"

due to their limited exposure to India's economy. The communication services sector also ended the reporting period in positive territory as internet companies and network operators benefited from higher online activities as more people began working from home.

Fund performance review

The India Fund returned -15.79%1 on a net asset value basis for the six-month period ended June 30, 2020, outperforming the -16.95% return of its benchmark, the MSCI India Index (Net Dividends). The Fund's outperformance was driven by stock selection in the financial and materials sectors, as well as the overall positioning in the consumer staples and healthcare sectors.

Though the financial sector was one of the primary market laggards over the reporting period, it emerged as the main contributor to the Fund's relative performance due to stock selection. The Fund's limited exposure to large lenders with weak corporate loan books benefited performance as COVID-19 pandemic-induced economic challenges were likely to slow their turnaround. This included the absence of positions in State Bank of India, ICICI Bank Ltd., and Bajaj Finance Ltd., as well as the underweight position in Axis Bank Ltd.

Conversely, overweight positions relative to the benchmark in Bandhan Bank Ltd. and Kotak Mahindra Bank Ltd. detracted from Fund performance for the reporting period. However, Bandhan Bank's share price recovered in the second quarter of 2020 with the resumption of business activity, particularly in the rural and semi-urban areas. The microlender's2 credit-cost outlook improved along with debt collection rates. Moreover, Kotak Mahindra Bank's, the leading private-sector lender, first-quarter 2020 results exceeded investor's expectations due to an increase in net interest margin, even though lenders were hampered by higher loan loss provisions. Despite prudence in extending loans, Kotak Mahindra Bank's share price decreased over the reporting period amid negative investor sentiment towards financial stocks. Kotak Mahindra Bank took advantage of the Indian equity market's rally from its low level in March 2020 to raise capital to improve its competitive position. We participated in the Kotak Mahindra Bank's institutional placement as we believe it has the strongest franchise among Indian lenders. Amid higher credit-risk and limited access to funds, we believe that Kotak Mahindra Bank can extend loans where rivals cannot due to its wide base of retail deposits providing a low cost of funds.

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2	A microlender specializes in the offering and servicing of small-balance loans to low-income groups or individuals.

4	The India Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Among the Fund's holdings in the consumer staples sector, consumer goods company Nestle India Ltd. was one of the strongest performers in the Indian market over the reporting period. Nestle India posted revenue growth that surpassed its peers during the May 2020 corporate earnings season, attributable to higher volumes and a more extensive product range. Consumer products maker Hindustan Unilever Ltd. also defied the stock market downturn, benefiting from greater demand for its products, including hand soaps, detergents, and floor cleaners. Within the healthcare sector, the Fund's holding in multinational pharmaceutical firm Sanofi India Ltd. contributed to performance with the lifting of curbs on the export of drug ingredients. Furthermore, Sanofi India's contract research subsidiary, Syngene International, benefited from the continued research-and-development spending in pharmaceuticals. Meanwhile, the U.S.'s approval of Biocon treatments lifted the pharmaceutical firm's stock price. Within the materials sector, the Fund's position in cement-maker Shree Cements contributed to performance for the reporting period due to recovery in housing construction in villages and second-tier cities.3

The lack of a holding in Reliance Industries Ltd. was the main detractor from Fund performance for the reporting period. Shares of the conglomerate rallied on news of a much-needed capital injection from Facebook (which the Fund does not hold) and from other investors who took significant stakes in its telecommunications and technology subsidiary, Jio Platforms. Despite the high-profile partnerships, we maintain our concerns regarding Reliance Industries' corporate governance. Reliance Industries' aggressive seeding of businesses and subsequent write-offs also failed to meet our quality criteria. The absence of a position in Bharti Airtel Ltd. also hampered Fund performance as the network operator benefited from higher data consumption due to the shift to working remotely. The Fund does not hold shares of network operators as we believe the sector suffers from regulatory uncertainty, competition and fast-changing technology. Nonetheless, we continue to closely monitor the progress of Reliance Industries' subsidiary, Jio Platforms, as we believe that it eventually could develop into a compelling internet-based business. Furthermore, the Fund's holding in Lemon Tree Hotels Ltd. detracted from Fund performance as the hotel chain operator had substantial debt even before the COVID-19 crisis, and we think the economic downturn created significant financial stress for the company. We exited the position during the market rebound in the second quarter of 2020.

Regarding portfolio activity during the reporting period, we initiated a holding in India's second-largest hospital chain, Fortis Healthcare

Ltd. Fortis Healthcare has an established presence in Delhi, and is 30%-owned by regional operator IHH Healthcare (which the Fund does not hold). We believe that Fortis Healthcare's new CEO has an excellent track record in execution and cost-focus and can potentially deliver much-improved earnings.

Within the energy sector, we established new positions in Gujarat Gas Ltd. and Power Grid Corporation of India Ltd. Gujarat Gas is India's largest city-gas distributor which we believe offers the best exposure to the push to switch to clean energy. We funded these purchases by exiting the Fund's position in lubricants maker Castrol India. We believe that the lubricants industry is challenged by rising competition and declining demand, as electric vehicles are making inroads into the two- and three-wheel segments, and further into the four-wheel market over the longer term. Power Grid Corporation of India is the national power transmission utility with countrywide networks. In our view, Power Grid Corporation of India benefits from government investments in electric power infrastructure and alternative energy sources. In our view, the public-sector enterprise is prudently managed and has healthy operational cash flow, backed by a robust balance sheet.

We expect Kotak Mahindra Bank to gain market share as state-owned lenders and NBFCs face greater funding and asset quality challenges. Additionally, we believe tougher rules to deter conflicts of interest among housing-finance companies and new thresholds defining key players could lead to further industry consolidation. We participated in Kotak Mahindra Bank's two recent stock placements, which we think will help to shore up Kotak Mahindra Bank's balance sheet.

In the communication services sector, we have conducted significant research on internet companies. In our view, many segments within the sector are promising, but profitability remains elusive because of the early stage of adoption and intense competition. Consequently, we initiated a holding in Info Edge (India) Ltd., a leader in online classified advertisements in recruitment, housing, and restaurant listings. We believe that Info Edge has a well-managed portfolio of "dot.com" start-ups. We view positively its profitability, positive cash flows and steady dividend payments supported by a net-cash balance sheet.

We also established a new position in Crompton Greaves Consumer Electricals Ltd., which we believe is a well-run household name in lighting, fans and pumps and enjoys high returns and cash flows. In our view, Crompton Greaves Consumer Electricals' growth in an under-penetrated market is driven by product innovation and an expanding distribution reach.

3	The government of India classifies Indian cities into X (Tier 1), Y (Tier 2), and Z (Tier 3) categories based on the population density of the city. Residents of highly populated cities need to pay more to purchase goods and services.

The India Fund, Inc.	5

Report of the Investment Manager (unaudited) (concluded)

In contrast, we exited the Fund's position in industrial technology company ABB India Ltd., as we believe that it has a weakening business outlook.

Outlook

Even as India's economy reopens amid rising COVID-19 infections, we do not anticipate a smooth recovery over the upcoming quarters. In our opinion, many companies are struggling, especially those in the informal (labor-intensive) sector and those businesses dependent on government largesse. We believe that the Indian government needs to reach a balance between managing rising COVID-19 infection rates and normalizing economic activity. Additionally, we believe India's bid to supplant China as the production base for multi-national companies averse to U.S. sanction risks requires political finesse.

Nevertheless, some of the leading companies in India are gaining market share in the face of challenges. We feel these are the few companies with robust balance sheets, supply chain and logistical superiority, coupled with distribution and technological capabilities. Additionally, in our view, India is home to some of the strongest companies in the region. We believe that these companies are well-represented in the portfolio.

We believe that there will be market volatility in the near term, and we now are more defensive in positioning the Fund. While valuations have rebounded, they remain discounted amid challenges in domestic growth, policy planning and structural bottlenecks in the economy. We remain focused on identifying those companies with deep business moats,4 clear earnings drivers and prudent capital management, which we believe should deliver sustainable returns over time.5

Risk Considerations

Past performance is not an indication of future results. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Concentrating investments in the India region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Aberdeen Asset Management (Asia) Limited

4	A moat is a distinct advantage a company has over its competitors which allows it to protect its market share and profitability.
5	Forecasts and estimates are offered as the Fund's opinion and views of the portfolio manager at the time of this report and are subject to change. Forecasts and estimates are not reflective of potential performance and are not guaranteed. Actual events or results may differ materially.

6	The India Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund's primary benchmark, and prior benchmark for the 6-month (not annualized), 1-year, 3-year, 5-year and 10-year periods as of June 30, 2020.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-15.8%	-15.2%	-1.5%	2.6%	3.8%
Market Price	-17.7%	-17.1%	-2.4%	2.0%	3.5%
MSCI India (Net)[1]	-16.9%	-17.0%	-1.6%	0.9%	1.7%
MSCI India (Gross)	-17.0%	-16.9%	-1.6%	0.9%	1.7%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at prices pursuant to the Fund's dividend reinvestment program. All return data includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses." The Fund's total investment return is based on the reported NAV on the financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 800-522-5465.

The annualized net expense ratio for the six-month period ended June 30, 2020 was 1.43%.

1	At a meeting held on February 19, 2020, the Fund's Board of Directors approved a change in the Fund's benchmark from the MSCI India Index (Gross Dividends) to the MSCI India Index (Net Dividends) as the Fund's primary benchmark, effective February 28, 2020. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

The India Fund, Inc.	7

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund's portfolio, in S&P's Global Industry Classification Standard ("GICS"), expressed as a percentage of net assets as of June 30, 2020. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. As of June 30, 2020, the Fund did not have more than 25% of its assets invested in any industry or industry group.

Sectors	As a Percentage of Net Assets
Financials	25.6%
Information Technology	20.3%
Consumer Staples	20.0%
Materials	9.5%
Health Care	8.8%
Real Estate	4.4%
Consumer Discretionary	3.8%
Utilities	2.4%
Industrials	2.2%
Energy	1.4%
Communication Services	1.3%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

*	As of June 30, 2020, the Fund's holdings in the Financials sector consisted of three industries: Banks, Diversified Financial Services and Insurance which represented 11.9%, 9.4% and 4.3% respectively, of the Fund's net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund's top ten equity holdings as of June 30, 2020:

Name of Security	As a Percentage of Net Assets
Housing Development Finance Corp. Ltd.	9.4%
Tata Consultancy Services Ltd.	8.0%
Infosys Ltd.	6.5%
Hindustan Unilever Ltd.	6.4%
Kotak Mahindra Bank Ltd.	6.0%
SBI Life Insurance Co. Ltd.	4.3%
UltraTech Cement Ltd.	4.0%
Nestle India Ltd.	4.0%
ITC Ltd.	4.0%
Asian Paints Ltd.	3.4%

8	The India Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2020

Description	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS—(99.7%)
COMMON STOCKS—(99.7%)
INDIA—(99.7%)
Communication Services—(1.3%)
Bharti Infratel Ltd.	1,190,289	$ 3,494,657
Info Edge India Ltd.	78,000	2,846,505
		6,341,162
Consumer Discretionary—(3.8%)
Bosch Ltd.	30,023	4,532,318
Crompton Greaves Consumer Electricals Ltd.	633,500	1,998,270
Hero MotoCorp Ltd.	123,216	4,170,616
Maruti Suzuki India Ltd.	97,600	7,544,671
		18,245,875
Consumer Staples—(20.0%)
Godrej Agrovet Ltd.(a)	1,156,080	6,623,417
Godrej Consumer Products Ltd.	1,087,867	9,978,571
Hindustan Unilever Ltd.	1,050,818	30,338,143
ITC Ltd.	7,369,000	19,086,079
Jyothy Labs Ltd.	5,995,940	9,299,568
Nestle India Ltd.	84,300	19,113,485
Varun Beverages Ltd.	144,176	1,300,873
		95,740,136
Energy—(1.4%)
Aegis Logistics Ltd.	2,843,940	6,618,200
Financials—(25.6%)
Axis Bank Ltd.	1,116,000	6,046,948
Bandhan Bank Ltd.(a)	1,730,241	7,409,822
HDFC Bank Ltd.	1,047,000	14,724,414
Housing Development Finance Corp. Ltd.	1,926,000	44,945,648
Kotak Mahindra Bank Ltd.	1,591,476	28,554,060
SBI Life Insurance Co. Ltd.(a)(b)	1,939,500	20,747,834
		122,428,726
Health Care—(8.8%)
Biocon Ltd.	1,713,576	8,831,295
Fortis Healthcare Ltd.(b)	3,900,000	6,277,585
Piramal Enterprises Ltd.	386,161	6,941,105
Sanofi India Ltd.	106,170	11,051,342
Syngene International Ltd.(a)	1,660,000	8,963,508
		42,064,835
Industrials—(2.2%)
ABB Power Products & Systems India Ltd.(b)	69,844	777,080
Container Corp. Of India Ltd.	1,727,950	9,557,196
		10,334,276

The India Fund, Inc.	9

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2020

Description	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA (continued)
Information Technology—(20.3%)
Infosys Ltd.	3,214,854	$ 31,155,106
Mphasis Ltd.	1,380,748	15,930,813
Tata Consultancy Services Ltd.	1,394,366	38,436,903
Tech Mahindra Ltd.	1,640,000	11,804,367
		97,327,189
Materials—(9.5%)
Asian Paints Ltd.	723,434	16,169,629
Grasim Industries Ltd.	307,230	2,512,891
Shree Cement Ltd.	25,170	7,691,627
UltraTech Cement Ltd.	370,969	19,162,514
		45,536,661
Real Estate—(4.4%)
Godrej Properties Ltd.(b)	1,104,528	12,647,292
Prestige Estates Projects Ltd.	2,997,469	8,339,885
		20,987,177
Utilities—(2.4%)
Gujarat Gas Ltd.	1,462,000	6,185,341
Power Grid Corp. of India Ltd.	2,237,000	5,186,985
		11,372,326
Total Common Stocks		476,996,563
SHORT-TERM INVESTMENT—(0.4%)
UNITED STATES—(0.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.12%(c)	1,778,984	1,778,984
Total Short-Term Investment		1,778,984
Total Investments (Cost $297,503,327)(d)—100.1%		478,775,547
Liabilities in Excess of Other Assets—(0.1)%		(496,743)
Net Assets—100.0%		$ 478,278,804

(a)  Denotes a security issued under Regulation S or Rule 144A. See Note 2(g) of the accompanying Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of June 30, 2020.

(d)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

10	The India Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2020

Assets
Investments, at value (cost $295,724,343)	$476,996,563
Short-term investments, at value (cost $1,778,984)	1,778,984
Foreign currency, at value (cost $4,565,362)	4,574,196
Interest and dividends receivable	1,227,240
Receivable for investments sold	15,268
Prepaid expenses	45,190
Total assets	484,637,441
Liabilities
Deferred foreign capital gains tax	5,004,617
Payable for investments purchased	628,921
Investment management fees payable (Note 3)	423,889
Investor relations fees payable (Note 3)	39,786
Director fees payable	35,950
Administration fees payable (Note 3)	30,828
Other accrued expenses	194,646
Total liabilities	6,358,637

Net Assets	$478,278,804
Composition of Net Assets
Capital stock (par value $.001 per share) (Note 5)	$26,905
Paid-in capital in excess of par	329,130,891
Distributable earnings	149,121,008
Net Assets	$478,278,804
Net asset value per share based on 26,904,575 shares issued and outstanding	$17.78

See Notes to Financial Statements.

The India Fund, Inc.	11

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2020

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $265,222)	$2,649,494
Total Investment Income	2,649,494
Expenses:
Investment management fee (Note 3)	2,762,684
Administration fee (Note 3)	204,054
Custodian's fees and expenses	136,420
Directors' fees and expenses	133,700
Legal fees and expenses	88,998
Investor relations fees and expenses (Note 3)	76,054
Insurance expense	66,458
Reports to shareholders and proxy solicitation	55,892
Independent auditors' fees and expenses	48,185
Transfer agent's fees and expenses	12,572
Miscellaneous	68,535
Net expenses	3,653,552

Net Investment Loss	(1,004,058)
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	7,525,397
Foreign currency transactions	(242,685)
7,282,712
Net change in unrealized appreciation/(depreciation) on:
Investments (including $7,300,012 change in deferred capital gains tax) (Note 2(f))	(109,360,439)
Foreign currency translation	7,681
(109,352,758)
Net realized and unrealized (loss) from investments and foreign currency transactions	(102,070,046)
Net Decrease in Net Assets Resulting from Operations	$(103,074,104)

See Notes to Financial Statements.

12	The India Fund, Inc.

Statements of Changes in Net Assets

	For the Six Month Period Ended June 30, 2020 (unaudited)	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets
Operations:
Net investment income/(loss)	$(1,004,058)	$810,659
Net realized gain from investment and foreign currency related transactions	7,282,712	70,545,070
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(109,352,758)	(42,281,866)
Net increase/(decrease) in net assets resulting from operations	(103,074,104)	29,073,863
Distributions to Shareholders from:
Distributable earnings	(26,635,529)	(62,687,660)
Net decrease in net assets from distributions	(26,635,529)	(62,687,660)
Repurchase of shares under open market repurchase policy (0 and 23,272, respectively) (Note 6)	—	(476,869)
Change in net assets from capital transactions	—	(476,869)
Change in net assets resulting from operations	(129,709,633)	(34,090,666)
Net Assets:
Beginning of period	607,988,437	642,079,103
End of period	$478,278,804	$607,988,437

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.	13

Financial Highlights

	For the Six-Month Period Ended June 30, 2020		For the Fiscal Years Ended December 31,
	(unaudited)		2019	2018		2017	2016	2015
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$22.60		$23.84	$29.50		$24.24	$25.95	$28.63
Net investment income/(loss)	(0.04)		0.03	(0.04)		(0.01)	–	0.01	(b)
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(3.22)		1.06	(1.25)		8.37	(0.09)	(0.91)
Total from investment operations	(3.26)		1.09	(1.29)		8.36	(0.09)	(0.90)
Dividends and distributions to shareholders from:
Net investment income	(1.56)		(0.01)	(0.77	)(c)	–	(0.04)	(0.16)
Net realized gains	–		(2.32)	(3.73	)(c)	(3.16)	(1.67)	(1.66)
Total dividends and distributions to shareholders	(1.56)		(2.33)	(4.50)		(3.16)	(1.71)	(1.82)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 6)	–		–	0.13		0.06	0.09	0.04
Total capital share transactions	–		–	0.13		0.06	0.09	0.04
Net asset value, end of period	$17.78		$22.60	$23.84		$29.50	$24.24	$25.95
Market value, end of period	$15.48		$20.13	$20.24		$26.12	$21.39	$22.74
Total Investment Return Based on(d):
Market value	(17.68%	)	10.90%	(6.00%	)	36.45%	1.20%	(4.42%	)
Net asset value	(15.79%	)	5.70%	(1.94%	)	35.98%	0.50%	(1.67%	)(e)
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$478,279		$607,988	$642,079		$825,611	$689,736	$759,064
Average net assets (000 omitted)	$512,937		$623,568	$756,480		$836,037	$770,618	$862,993
Net expenses(f)	1.43%	(g)	1.35%	1.32%		1.26%	1.33%	1.32%
Net investment income/(loss)	(0.39%	)(g)	0.13%	(0.13%	)	(0.02% )	(0.01% )	0.05%	(b)
Portfolio turnover	10.06%		14.43%	12.62%		12.15%	12.25%	5.74%

(a)	Based on average shares outstanding.

(b)	Included within the net investment income per share and the ratio of net investment income to average net assets are the effects of an adjustment to a foreign tax liability. If such amounts were excluded, the net investment income per share and the ratio of net investment income to average net assets would have been $(0.01) and (0.04%), respectively.

(c)	The current year presentation has been revised to appropriately reflect the known source of dividends and distributions to shareholders from net investment income and net realized gains. Previously (4.50) from net investment income.

(d)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

14	The India Fund, Inc.

Financial Highlights (concluded)

(f)	Prior to 2016, the ratio was inclusive of foreign tax expense paid to Mauritius on the Fund's taxable income. The Fund exited its Mauritius structure in 2015.

(g)	Annualized.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.	15

Notes to Financial Statements (unaudited)

June 30, 2020

1. Organization

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company.

The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board of Directors (the "Board"). These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective to maintain a $1.00 per share net asset value ("NAV"), and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund's Board of Directors (the "Board"). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to

16	The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund's investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$777,080	$476,219,483	$–	$476,996,563
Short-Term Investment	1,778,984	–	–	1,778,984
Total	$2,556,064	$476,219,483	$–	$478,775,547

Amounts listed as "-" are $0 or round to $0.

During the period ended June 30, 2020, there were no significant changes to the fair valuation methodologies.

The Fund held no Level 3 securities as of June 30, 2020.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

The India Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has implemented a managed distribution policy ("MDP") to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The MDP is subject to regular review by the Board.

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

On February 1, 2018, Indian Finance Minister Arun Jaitley proposed to introduce a 10% tax on long-term capital gains on non-resident taxpayers, including financial institutional investors. Under the existing regime, long-term capital gains on non-resident taxpayers are exempt from income tax. This proposed tax was announced as part of the unveiling of the Budget proposals for 2018-2019 and would apply to the transfer of long-term capital assets exceeding Indian Rupee (INR) 100,000 on disposals of Indian listed securities on or after April 1, 2018. However, it was announced that all long-term capital gains up to January 31, 2018 would be grandfathered and not subject to the proposed new tax. The tax proposal became effective April 1, 2018 and the Fund currently accrues this tax. (See Deferred foreign capital gains tax on the Statement of Assets and Liabilities).

g. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Standard Investments (Asia) Limited ("ASIAL") serves as the Fund's investment manager with respect to all investments. For its services, ASIAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund's average weekly Managed Assets; (ii) 0.90%

18	The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

for the next $500 million of the Fund's average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund's average weekly Managed Assets; and (iv) 0.75% for the Fund's average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the six-month period ended June 30, 2020, ASIAL earned a gross management fee of $2,762,684.

b. Fund Administration:

Aberdeen Standard Investments Inc. ("ASII") an affiliate of ASIAL, serves as the Fund's administrator and receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund's average monthly net assets. For the six-month period ended June 30, 2020, the Fund paid a total of $204,054 in administrative fees to ASII.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average net assets per annum. Any difference between the capped rate of 0.05% of the Fund's average net assets per annum and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII, (or third parties engaged by ASII) among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2020, the Fund incurred investor relations fees of approximately $76,054. For the six-month period ended June 30, 2020, ASII did not contribute to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2020, were $52,069,578 and $84,730,621, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. During the six-month period ended June 30, 2020, the Fund repurchased 0 shares under its targeted discount policy (See Note 6). As of June 30, 2020, there were 26,904,575 shares of common stock issued and outstanding.

6. Targeted Discount Policy

Under the open market repurchase policy, the Fund did not repurchase any shares during the six-month period ended June 30, 2020 and repurchased 23,272 shares for $476,869 during the fiscal year ended December 31, 2019.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The India Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund's investment manager are unsuccessful.

b. Risks Associated with Indian Markets

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

Financial Sector Risk. To the extent that the financial sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

e. Market Events Risk

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns,

20	The India Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2020

political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of the Fund's investments as described in the Letter Shareholders and Report of the Investment Manager. The COVID-19 pandemic and impacts thereof may continue for an extended period of time. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject.

Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of June 30, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$317,772,118	$187,689,310	$(26,685,881)	$161,003,429

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2020.

The India Fund, Inc.	21

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Wednesday, May 27, 2020. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class II Directors to the Board of Directors:

	Votes For	Votes Against	Abstain
Nisha Kumar	17,855,129	1,997,140	339,185
Luis Rubio	17,619,028	2,336,880	235,549

Directors whose term of office continued beyond the Meeting are as follows: Martin Gilbert, Nancy Yao Maasbach, Jeswald Salacuse and Hugh Young.

22	The India Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open- market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market within five business days after receiving the funds.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay per share fee of currently $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales

The India Fund, Inc.	23

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone or using Investor Center. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

24	The India Fund, Inc.

Corporate Information

Directors

Martin Gilbert

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Investment Manager

Aberdeen Standard Investments (Asia) Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Investor Relations

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

1-800-522-5465

Investor.Relations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

The accompanying Financial Statements as of June 30, 2020 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol "IFN". Information about the Fund's net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IFN-SEMI-ANNUAL

Item 2 - Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 - Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 - Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2020, there were no changes in the Portfolio Managers.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant – Not applicable for this reporting period.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1) and 12(c)(2) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                       The India Fund, Inc.

By (Signature and Title):                                             /s/ Alan Goodson

                                                                 Alan Goodson, Principal Executive Officer

Date: September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):                                              /s/ Alan Goodson
                                                                 Alan Goodson, Principal Executive Officer

Date: September 8, 2020

By (Signature and Title):                                              /s/ Andrea Melia
                                                                 Andrea Melia, Principal Financial Officer

Date: September 8, 2020